UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2018
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The 2018 annual meeting of stockholders (the “2018 Annual Meeting”) of R1 RCM Inc. (the “Company”) has been scheduled for Wednesday, May 30, 2018 at 9:00 a.m., Central time, as a virtual meeting conducted via live webcast. The record date for the 2018 Annual Meeting will be April 12, 2018.

Because the date of the 2018 Annual Meeting is more than thirty days prior to the anniversary of the Company’s 2017 annual meeting of stockholders, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement for the 2018 Annual Meeting has been extended to April 12, 2018, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Company on or prior to April 12, 2018 at the Company’s principal executive offices at 401 North Michigan Avenue, Suite 2700, Chicago, Illinois 60611 and be directed to the attention of the Corporate Secretary. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement for the 2018 Annual Meeting.

Under the Company’s Amended and Restated Bylaws (the “Bylaws”), stockholders may also present a proposal or director nomination at the 2018 Annual Meeting if advance written notice is timely given to the Corporate Secretary of the Company, at the Company’s principal executive offices, in accordance with the Bylaws. Because the date of the 2018 Annual Meeting is more than twenty days prior to the anniversary of the Company’s 2017 annual meeting of stockholders, to be timely under the Bylaws, notice by a stockholder of any such proposal or nomination must be provided no later than the close of business on April 12, 2018. The Bylaws specify requirements relating to the content of the notice that stockholders must provide.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 2, 2018

R1 RCM Inc.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer